UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 22, 2009

TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1235 “N” Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)
(402) 475-0521
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On July 22, 2009, TierOne Corporation (the “Company”) expanded the size of its board of directors and appointed James E. McClurg, Ph.D. and James W. Strand to serve in the newly created board positions as independent directors. Messrs. McClurg and Strand were also appointed as directors of TierOne Bank (the “Bank”). The Bank is a wholly-owned subsidiary of the Company.

        Dr. McClurg will serve on the Company’s board of directors for a term expiring at the Company’s 2011 annual meeting. Mr. Strand will serve on the Company’s board of directors for a term expiring at the Company’s 2012 annual meeting. Committee appointments for Messrs. McClurg and Strand have not yet been determined. There was no arrangement or undertaking between Dr. McClurg or Mr. Strand and any other person pursuant to which either of them was elected as a director.

        A copy of the press release announcing the appointment of Messrs. McClurg and Strand to the board of directors of the Company and the Bank is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

        The Company’s independent directors receive a fee of $2,500 for each regularly scheduled monthly and special meeting of the board of directors, regardless of attendance. Only one fee is paid for joint board meetings of the Bank and the Company. Directors also currently receive life, health and dental insurance benefits through the Bank.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On July 22, 2009, the board of directors of the Company adopted an amendment to Section 3.01 of Article III of the Company’s Bylaws to increase the size of the board of directors from six directors to eight directors. The text of the amendment to the Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated into this Current Report on Form 8-K by reference. The effective date of the amendment is July 22, 2009.

Item 9.01.	Financial Statements and Exhibits.

        The following exhibits are being furnished herewith:

3.1	Text of Amendment to Bylaws.

99.1	Press Release of TierOne Corporation, dated July 22, 2009.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION
Date: July 23, 2009	By: /s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and Chief Executive Officer

-Signature Page-

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

3.1	Text of Amendment to Bylaws.

99.1	Press Release of TierOne Corporation, dated July 22, 2009.

-Exhibit Index-